                                                                   EXHIBIT 10.95

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  This Second Amendment to Credit Agreement, dated as of December 31, 2004, (this "AMENDMENT") among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), Bank of America, N.A. with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, GA 30339, as agent for the Lenders (in its capacity as agent, the "AGENT"), Andrx Corporation, a Delaware corporation, with offices 8151 Peters Road, 4th Floor, Plantation, FL 33324 (the "PARENT GUARANTOR"), and each of the Parent Guarantor's Subsidiaries identified on the signature pages hereof as the Borrowers and each of the Parent Guarantor's other Subsidiaries identified on the signature pages hereof as the Guarantors.

                                    RECITALS:

                  WHEREAS, the Agent, the Lenders, the Borrowers, and the Guarantors are parties to that certain Credit Agreement dated as of December 30, 2002, as amended by that certain First Amendment and Waiver dated February 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement); and

                  WHEREAS, the Borrowers have requested that the Credit Agreement be amended and modified, all as set forth herein; and

                  WHEREAS, the Agent and the Lenders have agreed to such amendment of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO SECTION 7.23 OF THE CREDIT AGREEMENT.

                  SECTION 7.23 of the Credit Agreement, CAPITAL EXPENDITURES, is hereby amended and modified by deleting the reference to "$92,000,000" in the first line of the second column for the 2004 Fiscal Year in the table set forth in such Section and by substituting "$97,000,000" in lieu thereof.

SECTION 2. NO OTHER AMENDMENT OR WAIVER.

                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 1 of this Amendment, operate as an amendment to or waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth in Section 1 of this Amendment, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower Party hereby ratifies and confirms its respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower Party acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. The Borrower Parties have no knowledge of any challenge to the Agent's or the Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

                  In consideration of the agreement of the Agent and the Lenders to amend the Loan Agreement, each Borrower Party hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

         3.1 DUE AUTHORIZATION; ENFORCEABILITY. Each Borrower Party has the power and authority to execute, deliver and perform this Amendment. Each Borrower Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower Party, and constitutes the legal, valid and binding obligations of such Borrower Party, enforceable against it in accordance with its terms.

         3.2 AFFIRMATION OF BINDING OBLIGATIONS. All Loan Documents (as the same may be amended, restated, supplemented or otherwise modified from time to time) including, without limitation, the Credit Agreement, the Revolving Loan Note, the Security Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Mortgages, the Patent and Trademark Security Agreement, the Pledge Agreement and each of the other Loan Documents constitute valid and legally binding obligations of the Borrower Parties, as applicable, enforceable against the Borrower Parties in accordance with the terms thereof and as heretofore amended and as amended by Section 1 hereof.

         3.3 NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default exists.

SECTION 4. COVENANTS AND AGREEMENTS.

                  In order to induce the Agent and the Lenders to amend the Credit Agreement, each Borrower Party hereby covenants and agrees with the Agent and the Lenders as follows, and, unless otherwise indicated, such covenants and agreements shall expressly survive the Termination Date hereof:

         4.1 EXPENSES. The Borrower Parties agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 5. MISCELLANEOUS.

         5.1 ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Each Borrower Party expressly acknowledges and agrees that the Credit Agreement and other Loan Documents are valid and enforceable by the Agent and the Lenders, and expressly confirms, ratifies and reaffirms that the respective Loan Documents to which each is a party, secure the full amount of the Obligations of the Borrowers under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature.

         5.2 CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of the Agent and the Required Lenders:

                  (a) This Amendment shall have been duly executed and delivered by each Borrower Party and the Required Lenders; and

                  (b) The Agent shall have received such other documents as the Agent may request.

         5.3 SECTION TITLES. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

         5.4 SEVERABILITY. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

         5.5 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior negotiations, understandings and agreements between such parties with respect to such transactions. This Amendment shall constitute a Loan Document for all purposes.

         5.6 APPLICABLE LAW. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC) of the State of Georgia; PROVIDED that the Agent and the Lenders shall retain all rights arising under federal law.

         5.7 CONSULTATION WITH COUNSEL. Each Borrower Party represents to the Agent and the Lenders that it has discussed this Amendment with its counsel.

         5.8 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as heretofore amended and as amended by Section 1 hereof.

         5.9 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, and each Borrower Party in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                                       BORROWERS:

                                       ANDA, INC., a Florida corporation


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                                       ANDA PHARMACEUTICALS, INC., a Florida
                                       corporation


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                                       ANDRX LABORATORIES, INC., a Mississippi
                                       corporation


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                                       ANDRX LABS, LLC, a Delaware limited
                                       liability company


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                                       ANDRX MANAGEMENT CORPORATION, formerly
                                       known as Anda Sales, Inc., a Florida
                                       corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                       ANDRX PHARMACEUTICALS EQUIPMENT #1, LLC, a Florida limited liability company


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX PHARMACEUTICALS, INC., a Florida
                                       corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX PHARMACEUTICALS, LLC, a Delaware
                                       limited liability company

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX PHARMACEUTICALS (NC), INC., a
                                       Florida corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       VALMED PHARMACEUTICAL, INC., a New York
                                       corporation


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       GUARANTORS:

                                       ANDA PUERTO RICO, INC., a Puerto Rico
                                       corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX CORPORATION, a Delaware corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX LABORATORIES (NJ), INC., a Delaware corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------



                                       ANDRX PHARMACEUTICALS SALES AND
                                       MARKETING, INC., a Florida corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       CARAN PHARMACEUTICALS, INC., a Nevada
                                       corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       CYBEAR, LLC, a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       SR SIX, INC., a Florida corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX PHARMACEUTICALS (MASS), INC., a
                                       Florida corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX SOUTH CAROLINA I, INC. a South
                                       Carolina corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       ANDRX PHARMACEUTICALS (NC), LLC, a
                                       Delaware limited liability company

                                       By: Andrx Pharmaceuticals (NC), Inc.,
                                       member

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------


                                       RXAPS, INC., a Florida corporation

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       AGENT AND LENDERS:

                                       BANK OF AMERICA, N.A., as the Agent and a
                                       Lender

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       CONGRESS FINANCIAL CORPORATION (CENTRAL), as a Lender

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       STANDARD FEDERAL BANK NATIONAL
                                       ASSOCIATION, acting by and through its
                                       agent, LaSalle Business Credit, LLC, a
                                       Delaware limited liability company,
                                       successor by merger to LaSalle Business
                                       Credit, Inc., a Delaware corporation, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                       Lender



                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------